LEASES	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
LEASES
LEASES

As of December 31, 2016, we leased in eight (2015: eight vessels) from Ship Finance and one vessel (2015: three vessels) from third parties. All of these vessels are leased under long-term time charters which are classified as operating leases.

Charterhire and office rent expense
The future minimum operating lease expense payments under our non-cancelable operating leases as of December 31, 2016 are as follows:

(in thousands of $)
2017	34,626
2018	37,012
2019	35,373
2020	35,475
2021	35,066
Thereafter	169,205
346,757

The future minimum operating lease expense payments are based on the contractual cash outflows under non-cancelable contracts. The charter hire expense recognition is based upon the straight-line basis, net of amortization of unfavorable time charter contracts.

As at December 31, 2016, the future minimum rental payments include $1.2 million (2015: $0.2 million) in relation to office rent expenses and $345.5 million (2015: $378.1 million) in relation to charter hire expenses for leased in vessels.

During 2016, 2015 and 2014, the charter hire expense under operating leases, net of amortization of unfavorable time charter contracts-in are as follows:

(in thousands of $)	2016	2015	2014
Charter hire expenses, operating leases	54,365	32,118	—
Amortization of unfavorable time charter contracts-in	(674)	(1,399)	—
Charter hire expenses	53,691	30,719	—

We acquired two long term chartered in vessel, accounted for as operating leases, as a result of the Merger. One vessel was redelivered in June 2015.

In April 2015, we agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels for an en-bloc for an aggregate price of $272.0 million. The vessels were delivered to Ship Finance in the third quarter of 2015 and were time chartered-in by one of our subsidiaries for a period of 10 years. The daily time charter rate is $17,600 during the first 7 years and $14,900 in the remaining 3 years, of which $7,000 is for operating expenses (including dry docking costs). In addition, 33% of our profit from revenues above the daily time charter rate for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance. A profit share payment (contingent rental expense) of 33% above the daily hire rates for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance. In addition, the daily hire payments will be adjusted if the actual three month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first 7 years and $25 per day in the remaining 3 years. We have a purchase option of $112 million en-bloc after 10 years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day, the minimum lease period has been assessed as thirteen years. Contingent rental income recorded in 2016, 2015 and 2014 as a reduction in charter hire expense was $0.41 million, $0.02 million and nil, respectively.

Rental income
As of December 31, 2016, we leased out six vessels on fixed time charter rates (2015 : six vessels) and ten vessels (2015 : nine vessels) on index-linked time charter rates to third parties with initial periods ranging between 1 year and 10 years. All of these leases are classified as operating leases.

The future minimum operating lease revenue receipts under our non-cancelable fixed rate operating leases as of December 31, 2016 are as follows:

(in thousands of $)
2017	43,125
2019	39,268
2019	35,405
2020	23,142
2021	8,394
Thereafter	—
149,334

The future minimum operating lease revenue receipts are based on the contractual cash inflows under non-cancelable contracts. The charter hire revenue recognition is based upon the straight-line basis, net of amortization of favorable time charter contracts.

As of December 31, 2016, the cost and accumulated depreciation of the fifteen owned vessels and the one vessel held under capital lease, which were leased out to third parties, were $771.1 million and $58.2 million, respectively. As of December 31, 2015, the cost and accumulated depreciation of the thirteen owned vessels and the one vessel held under capital lease, which were leased out to third parties, were $639.1 million and $26.7 million, respectively. In addition, nil vessels (2015: one vessel) which is leased in on an operating lease from a related party, is leased out to a third party under an operating lease.